EATON VANCE INVESTMENT GRADE INCOME FUND Supplement to Prospectus dated May 1, 2011

1. The following replaces the second paragraph under "Management" in "Management and Organization":

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio’s average daily net assets up to and including $130 million, and equal to 0.50% annually of the average daily net assets over $130 million. BMR has contractually agreed to reduce its advisory fee to 0.45% annually on average daily net assets of less than $1 billion and to further reduce its advisory fee on average daily net assets of $1 billion or more. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder approval, was effective October 15, 2007. The investment advisory fee on net assets of $1 billion or more is reduced as follows:

	Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)
		For the fiscal year ended December 31, 2010, the effective
$1 billion up to $2 billion	0.425%	annual rate of investment advisory fee, based on average
$2 billion up to $5 billion	0.415%	daily net assets of the Portfolio, was 0.45%.
Over $5 billion	0.405%

August 22, 2011